UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐

Definitive Proxy Statement

☒

Definitive Additional Materials

☐

Soliciting Material under §240.14a-12

Two Rivers Water and Farming Company

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

☐

Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

Explanatory Note

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed solely to correct the day of the week included in the Definitive Proxy Statement filed by Two Rivers Water & Farming Corporation (the “Company”) with the Securities and Exchange Commission on August 16, 2016 (the “Proxy Statement”). After filing the Proxy Statement, the Company discovered that, due to a clerical error, the incorrect day of the week for the Company’s annual meeting was inserted in the Definitive Proxy Statement.

Please note that no changes have been made to the body of the Proxy Statement and that it was corrected with the proxy printer before being mailed to the Company’s stockholders.

Sincerely,

Bill Gregorak

Two Rivers Water & Farming

VP Finance and Accounting

NOTICE OF ANNUAL MEETING OF COMMON SHAREHOLDERS

Friday, September 30, 2016

2:30 p.m., MDT, local time

The Annual Meeting of Common Shareholders of Two Rivers Water and Farming Company will be held at our principal executive offices located at 2000 South Colorado Boulevard, Tower 1, Suite 3100, Denver, Colorado, on Friday, September30, 2016, at 2:30 p.m., local time.  The purposes of the meeting are to:

1.

elect the five directors named in the proxy statement to serve until the 2017 Annual Meeting of Common Shareholders;

2.

ratify the appointment of our independent registered public accounting firm for 2016;

3.

approve, on an advisory basis, executive compensation; and

4.

transact any other business as may properly come before the meeting or any adjournment thereof.

You may vote at the meeting if you were a holder of record of our common stock at the close of business on August 3, 2016.  A complete list of those shareholders will be open for examination by shareholders at our principal executive offices during ordinary business hours, for a period of ten days prior to the meeting as well as on the day of the meeting.  The annual meeting may be adjourned from time to time without notice other than by announcement at the meeting.

This year we are using the SEC “Notice and Access” model, which allows us to deliver proxy materials via the Internet. We believe Notice and Access provides common shareholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing proxy materials.  On August 19, 2015, we are mailing to common shareholders of record a notice with instructions on how to access the proxy materials via the Internet.

Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy card, or vote over the telephone or the Internet, as instructed in the proxy materials, as promptly as possible in order to ensure your representation at the meeting.  Even if you vote by proxy, you may still vote in person if you attend the meeting.  If your common stock is held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from the record holder.

August 15, 2016

Denver, Colorado

By Order of the Board of Directors,

Wayne Harding
Secretary

Important Notice Regarding Availability of Proxy Materials for Annual Meeting on September 30, 2016:

The Proxy Statement, form of proxy card and
our 2016 Annual Report to Shareholders
are available at www.proxyvote.com.

PROXY STATEMENT
FOR
ANNUAL MEETING OF COMMON SHAREHOLDERS

TABLE OF CONTENTS

PAGE

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

1

PROPOSALS

5

Proposal No. 1.  Election of Directors

5

Proposal No. 2.  Appointment of Independent Registered Public Accounting Firm

5

Proposal No. 3.  Advisory Approval of Executive Compensation

6

Other Matters

6

Shareholder Proposals

6

EXECUTIVE OFFICERS

7

EXECUTIVE COMPENSATION

7

Executive Compensation Tables

7

Employment Agreements

9

BOARD OF DIRECTORS

9

Biographical Information

9

Board Committees

10

Audit Committee Report

12

DIRECTOR COMPENSATION

12

CORPORATE GOVERNANCE

12

Director Nomination Process

13

Communicating with Independent Directors

13

Code of Ethics

13

Conflicts of Interest

13

Compensation Committee Interlocks and Insider Participation

13

LIMITATION OF LIABILITY AND INDEMNIFICATION

13

RELATED-PARTY TRANSACTIONS

14

STOCK OWNERSHIP

15

Directors, Officers and Principal Shareholders

15

Section 16(a) Beneficial Ownership Reporting Compliance

15

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

16

QUESTIONS AND ANSWERS ABOUT THE
PROXY MATERIALS AND VOTING

Why am I receiving proxy materials?

We have mailed you a notice of Internet availability of proxy materials, together with a proxy card, because the Board of Directors of Two Rivers Water and Farming Company is soliciting your proxy to vote at the 2016 Annual Meeting of Common Shareholders, including at any adjournments or postponements of the meeting.  We urge you to access the proxy statement and other materials as described in the Notice of Internet Availability.  You are invited to attend the meeting to vote on the proposals described in this proxy statement.  You do not, however, need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the proxy card, or follow the instructions below to submit your proxy over the telephone or through the Internet.

We intend to send the notice of Internet availability of proxy materials and proxy card on or about August 19 2016 to all shareholders of record entitled to vote at the meeting.

Why did I receive a notice as to the Internet availability of proxy materials instead of a full set of materials?

We have elected, pursuant to rules adopted by the SEC, to provide access to our proxy materials over the Internet.  We have sent a notice of Internet availability of proxy materials, together with a proxy card, to our common shareholders of record as of August 3, 2016.  Instructions on how to access proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability.  In addition, you may request to receive future proxy materials in printed form by mail or electronically.  Your election to receive future proxy materials by mail or electronically will remain in effect until you terminate such election.

How can I access the proxy materials over the Internet?

You may view and also download our proxy materials for the meeting including the Notice of Internet Availability, the Proxy Statement, the form of proxy card and our 2015 Annual Report to Shareholders at www.proxyvote.com.

How do I attend the meeting?

The meeting will be held on Friday, September 30, 2016 at 2:30 p.m., Mountain Daylight Saving Time, at our principal executive offices at 2000 South Colorado Boulevard, Tower 1, Suite 3100, Denver, Colorado.  Directions to the meeting can be obtained at www.2riverswater.com/contact.  Information on how to vote in person at the meeting is discussed below.

Do I need to present identification to attend the meeting?

Yes.  You will need to present valid personal identification and proof of common stock ownership to be admitted to attend the meeting.

Who can vote at the meeting?

Only holders of record of common stock at the close of business on August 3, 2016 will be entitled to vote at the meeting.  On this record date, there were 28,946,759 shares of common stock outstanding and entitled to vote.

Shareholder of Record — Shares Registered in Your Name:  If on August 3, 2016 your shares of common stock were registered directly in your name with our transfer agent, then you are a shareholder of record for the meeting. As a shareholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the proxy card, or vote by proxy over the telephone or on the Internet as instructed below, to ensure your vote is counted.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank:  If on August 3, 2016 your shares of common stock were not registered in your name, but instead were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to